PURSUANT TO §44-14-35.1 OF OFFICIAL CODE OF GEORGIA ANNOTATED, THIS INSTRUMENT EMBRACES, COVERS AND CONVEYS SECURITY TITLE TO AFTER-ACQUIRED PROPERTY OF THE GRANTOR OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), GRANTOR, to U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, TRUSTEE EIGHTY-FIFTH SUPPLEMENTAL INDENTURE Relating to Confirming the Lien of the Indenture with respect to certain After-Acquired Property Dated as of February 6, 2023 FIRST MORTGAGE OBLIGATIONS ο NOTE TO THE CLERK OF SUPERIOR COURT OF GEORGIA AND GEORGIA TAX COMMISSIONER: THIS INSTRUMENT ONLY ADDS ADDITIONAL SECURITY FOR ORIGINAL INDEBTEDNESS SECURED BY THE EXISTING INDENTURE. THIS INSTRUMENT DOES NOT INCREASE THE PRINCIPAL BALANCE OF ANY OBLIGATION UNDER THE EXISTING INDENTURE, NOR DOES IT EXTEND THE MATURITY DATE OF ANY OBLIGATION UNDER THE EXISTING INDENTURE. PURSUANT TO O.C.G.A. § 48-6-65(A), NO ADDITIONAL INTANGIBLE TAX IS DUE UPON THE RECORDING OF THIS INSTRUMENT. ALL INTANGIBLE RECORDING TAXES DUE IN CONNECTION WITH ALL OBLIGATIONS SECURED BY THE EXISTING INDENTURE HAVE PREVIOUSLY BEEN PAID. EXHIBIT 4.1

2 THIS EIGHTY-FIFTH SUPPLEMENTAL INDENTURE, dated as of February 6, 2023, is between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized and existing under the laws of the State of Georgia, as Grantor (the “Company”), and U.S. BANK TRUST COMPAY, NATIONAL ASSOCIATION, a national banking association, as successor to U.S. Bank National Association (as successor to SunTrust Bank, formerly SunTrust Bank, Atlanta), as Trustee (in such capacity, the “Trustee”). WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of March 1, 1997 (the “Original Indenture”), for the purpose of securing its Existing Obligations and providing for the authentication and delivery of Additional Obligations by the Trustee from time to time under the Original Indenture (capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Original Indenture as provided in Section 1.1 hereof); WHEREAS, the Original Indenture has heretofore been supplemented and amended by eighty-four Supplemental Indentures (the Original Indenture, as heretofore, hereby and hereafter supplemented and amended, the “Indenture”), and the Original Indenture and the eighty-four Supplemental Indentures have been recorded as set forth on Schedule 1 attached hereto; WHEREAS, Section 13.5 of the Original Indenture requires the Company to cause all Supplemental Indentures and other instruments of further assurance be promptly recorded, registered and filed, all in such manner and in such places, as may be required by law fully to preserve and protect the rights of the Holders and the Trustee under the Indenture to all property comprising the Trust Estate; WHEREAS, the Company desires to execute and deliver this Eighty-Fifth Supplemental Indenture, in accordance with the provisions of the Indenture, for the purpose of subjecting, conveying and confirming unto the Trustee the lien of the Indenture with respect to the property more particularly described on Exhibit A attached hereto; and WHEREAS, Section 12.1 of the Original Indenture provides that, without the consent of the Holders of any of the Obligations at the time Outstanding, the Company, when authorized by a Board Resolution, and the Trustee may enter into Supplemental Indentures for the purposes and subject to the conditions set forth in said Section 12.1, including to better assure, convey and confirm unto the Trustee any property subjected to the lien of the Indenture; NOW, THEREFORE, THIS EIGHTY-FIFTH SUPPLEMENTAL INDENTURE WITNESSES, that, to secure the payment of the principal of (and premium, if any) and interest on the Outstanding Secured Obligations, to confirm the lien of the Indenture upon the Trust Estate, including the property described on Exhibit A attached hereto, to secure performance of the covenants therein and herein contained, and in consideration of the premises thereof and hereof, the Company by these presents does grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, and its

3 successors and assigns in the trust created thereby and hereby, in trust, all property, rights, privileges and franchises (other than Excepted Property and Excludable Property) of the Company, whether now owned or hereafter acquired, of the character described in the Granting Clauses of the Original Indenture, wherever located, including all such property, rights, privileges and franchises acquired since the date of execution of the Original Indenture, including, without limitation, the property described on Exhibit A attached hereto, subject to all exceptions, reservations and matters of the character referred to in the Indenture, and does grant a security interest therein for the purposes expressed herein and in the Indenture subject in all cases to Sections 5.2 and 11.2B of the Original Indenture and to the rights of the Company under the Indenture, including the rights set forth in Article V thereof; but expressly excepting and excluding from the lien and operation of the Indenture all properties of the character specifically excepted as “Excepted Property” or “Excludable Property” in the Indenture to the extent contemplated thereby. PROVIDED, HOWEVER, that if, upon the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section 9.14 of the Original Indenture or any receiver appointed pursuant to statutory provision or order of court, shall have entered into possession of all or substantially all of the Trust Estate, all the Excepted Property described or referred to in Paragraphs A through H, inclusive, of “Excepted Property” in the Original Indenture then owned or thereafter acquired by the Company, shall immediately, and, in the case of any Excepted Property described or referred to in Paragraphs I, J, L, N and P of “Excepted Property” in the Original Indenture (excluding the property described in Section 2 of Exhibit B in the Original Indenture) upon demand of the Trustee or such other trustee or receiver, become subject to the lien of the Indenture to the extent permitted by law, and the Trustee or such other trustee or receiver may, to the extent permitted by law, at the same time likewise take possession thereof, and whenever all Events of Default shall have been cured and the possession of all or substantially all of the Trust Estate shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the lien of the Indenture to the extent and otherwise as hereinabove set forth and as set forth in the Indenture. The Company may, however, pursuant to the Granting Clause Third of the Original Indenture subject to the lien of the Indenture any Excepted Property or Excludable Property, whereupon the same shall cease to be Excepted Property or Excludable Property. TO HAVE AND TO HOLD all such property, rights, privileges and franchises hereby and hereafter (by a Supplemental Indenture or otherwise) granted, bargained, sold, alienated, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the tenements, hereditaments and appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated in the Indenture not to be deemed part of the Trust Estate) being part of the Trust Estate), unto the Trustee, and its successors and assigns in the trust created by the Indenture, forever. SUBJECT, HOWEVER, to (i) Permitted Exceptions and (ii) to the extent permitted by Section 13.6 of the Original Indenture as to property hereafter acquired (a) any duly recorded or

4 perfected prior mortgage or other lien that may exist thereon at the date of the acquisition thereof by the Company and (b) purchase money mortgages, other purchase money liens, chattel mortgages, conditional sales agreements or other title retention agreements created by the Company at the time of acquisition thereof. BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the Holders from time to time of all the Outstanding Secured Obligations without any priority of any such Obligation over any other such Obligation and for the enforcement of the payment of such Obligations in accordance with their terms. UPON CONDITION that, until the happening of an Event of Default and subject to the provisions of Article V of the Original Indenture, and not in limitation of the rights elsewhere provided in the Indenture, including the rights set forth in Article V of the Original Indenture, the Company shall be permitted to (i) possess and use the Trust Estate, except cash, securities, Designated Qualifying Securities and other personal property deposited, or required to be deposited, with the Trustee, (ii) explore for, mine, extract, separate and dispose of coal, ore, gas, oil and other minerals, and harvest standing timber, and (iii) receive and use the rents, issues, profits, revenues and other income, products and proceeds of the Trust Estate. THE INDENTURE, INCLUDING THIS EIGHTY-FIFTH SUPPLEMENTAL INDENTURE, is given to secure the Outstanding Secured Obligations, and is intended to operate and is to be construed as a deed passing title to the Trust Estate and is made under the provisions of the laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage or deed of trust, and is given to secure the Outstanding Secured Obligations. Should the indebtedness secured by the Indenture be paid according to the tenor and effect thereof when the same shall become due and payable and should the Company perform all covenants contained in the Indenture in a timely manner, then the Indenture shall be canceled and surrendered. ARTICLE I GENERAL PROVISIONS Section 1.1 This Eighty-Fifth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof, and the Original Indenture, as heretofore and as hereby supplemented and amended, is hereby confirmed. All capitalized terms used in this Eighty-Fifth Supplemental Indenture but not defined herein shall have the same meanings ascribed to them in the Original Indenture, as such terms may have been or may be amended or modified from time to time pursuant to the Indenture, except in cases where the context clearly indicates otherwise. All references herein to Sections, Articles, definitions or other provisions of the Original Indenture shall be to such Sections, Articles, definitions or other provisions as they may be amended or modified from time to time pursuant to the Indenture. Section 1.2 All recitals in this Eighty-Fifth Supplemental Indenture are made by the Company only and not by the Trustee; and all of the provisions contained in the Original

5 Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full. Section 1.3 Whenever in this Eighty-Fifth Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles IX and XI of the Original Indenture, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Eighty-Fifth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not. Section 1.4 Nothing in this Eighty-Fifth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the Holders of the Outstanding Secured Obligations, any right, remedy or claim under or by reason of this Eighty-Fifth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Eighty-Fifth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the Holders of Outstanding Secured Obligations. Section 1.5 This Eighty-Fifth Supplemental Indenture may be executed in several counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument. Section 1.6 To the extent permitted by applicable law, this Eighty-Fifth Supplemental Indenture shall be deemed to be a Security Agreement and Financing Statement whereby the Company grants to the Trustee a security interest in all of the Trust Estate that is personal property or fixtures under the Uniform Commercial Code, as adopted or hereafter adopted in one or more of the states in which any part of the properties of the Company are situated. The mailing address of the Company, as debtor, is: Oglethorpe Power Corporation (An Electric Membership Corporation) 2100 East Exchange Place Tucker, Georgia 30084-5336 and the mailing address of the Trustee, as secured party, is: U.S. Bank Trust Company, National Association Attention: Global Corporate Trust 2 Concourse Parkway, Suite 800 Atlanta, Georgia 30328 [Signatures Begin on Next Page.]

A-1 Exhibit A All property (other than Excepted Property and Excludable Property) of the Company in the Counties of Appling, Burke, Carroll, Coweta, DeKalb, Effingham, Floyd, Hart, Heard, Monroe, Murray, Talbot, Toombs, Walton, Warren, Washington and Whitfield, State of Georgia, whether now owned or hereafter acquired, including, without limitation, the property more specifically described below: Washington – Legal Description UNIT 2 TRACT ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING SITUATED IN THE 99TH GEORGIA MILITIA DISTRICT, WASHINGTON COUNTY, GEORGIA, SAID TRACT OR PARCEL OF LAND CONTAINING 1.009 ACRES, MORE OR LESS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT: COMMENCING AT A 1/2” REBAR & CAP SET ON THE EASTERLY RIGHT-OF-WAY OF COUNTY LINE ROAD (80’ R/W), SAID POINT BEING THE POINT OF REFERENCE AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF N:1,127,373.37, E:405,075.57. THENCE, ALONG SAID RIGHT-OF-WAY, ALONG A TIE LINE, S31°08'45"W FOR A DISTANCE OF 30.14 FEET TO A POINT; THENCE, LEAVING SAID RIGHT-OF-WAY, ALONG THE SOUTHERLY SIDE OF A 30’ ACCESS EASEMENT, S64°23'31"E FOR A DISTANCE OF 734.57 FEET TO A POINT; THENCE, ALONG A CURVE TO THE RIGHT, SAID CURVE HAVING A CHORD BEARING OF S38°29'21"E, A CHORD DISTANCE OF 197.02 FEET, AN ARC LENGTH OF 205.73 FEET AND A RADIUS OF 202.73 FEET TO A POINT; THENCE, S10°59'29"E FOR A DISTANCE OF 201.40 FEET TO A POINT; THENCE, ALONG A CURVE TO THE LEFT, SAID CURVE HAVING A CHORD BEARING OF S37°34'26"E, A CHORD DISTANCE OF 248.90 FEET, AN ARC LENGTH OF 261.08 FEET AND A RADIUS OF 244.97 FEET TO A POINT; THENCE, S64°26'33"E FOR A DISTANCE OF 889.64 FEET TO A POINT; THENCE, LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 11.04 FEET TO A 1/2" REBAR & CAP SET ON THE FRONTAGE OF THE UNIT 4 TRACT; THENCE, ALONG SAID FRONTAGE, S64°29'47"E FOR A DISTANCE OF 80.79 FEET TO A 1/2" REBAR & CAP SET; THENCE, LEAVING SAID FRONTAGE, N25°33'27"E FOR A DISTANCE OF 10.96 FEET TO A POINT ON THE ACCESS EASEMENT; THENCE, ALONG SAID EASEMENT, S64°26'33"E FOR A DISTANCE OF 55.48 FEET TO A POINT; THENCE, LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 10.92 FEET TO A NAIL & WASHER SET ON THE FRONTAGE OF THE UNIT 3 TRACT; THENCE, ALONG SAID FRONTAGE, S64°44'43"E FOR A DISTANCE OF 66.52 FEET TO A NAIL & WASHER SET; THENCE, LEAVING SAID FRONTAGE, N25°33'27"E FOR A DISTANCE OF 10.57 FEET TO A POINT ON THE ACCESS EASEMENT; THENCE, ALONG SAID EASEMENT, S64°26'33"E FOR A DISTANCE OF 135.52 FEET TO A POINT; THENCE LEAVING SAID ACCESS EASEMENT, S25°33'27"W A DISTANCE OF 10.34 FEET TO A 1/2” REBAR & CAP SET ON THE FRONTAGE OF THE UNIT 2 TRACT, SAID POINT BEING THE POINT OF BEGINNING AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF N:1,125,941.82, E:407,138.52 THENCE, ALONG SAID FRONTAGE, S64°28'44"E FOR A DISTANCE OF 67.95 FEET TO A NAIL & WASHER SET; THENCE, LEAVING SAID FRONTAGE, S25°26'39"W FOR A DISTANCE OF 168.99 FEET TO A 1/2" REBAR & CAP SET. THENCE, S04°13'00"E FOR A DISTANCE OF 53.88 FEET TO A 1/2" REBAR & CAP SET; THENCE, S15°58'51"W FOR A DISTANCE OF 106.00 FEET TO A 1/2" REBAR & CAP SET; THENCE, S25°06'44"W FOR A DISTANCE OF 55.16 FEET TO A NAIL & WASHER SET; THENCE, S20°13'33"W FOR A DISTANCE OF 16.09 FEET TO A 1/2" REBAR & CAP SET; THENCE, S08°01'45"W FOR A DISTANCE OF 14.50 FEET TO A NAIL & WASHER SET; THENCE, S11°08'19"W FOR A DISTANCE OF 22.64 FEET TO A NAIL & WASHER SET; THENCE, S19°54'30"W FOR A DISTANCE OF 11.17 FEET TO A

A-2 NAIL & WASHER SET; THENCE, N64°29'43"W FOR A DISTANCE OF 147.59 FEET TO A 1/2" REBAR & CAP SET; THENCE, N25°15'36"E FOR A DISTANCE OF 205.63 FEET TO A 1/2" REBAR & CAP SET; THENCE, N85°57'15"E FOR A DISTANCE OF 41.29 FEET TO A 1/2" REBAR & CAP SET; THENCE, N25°36'10"E FOR A DISTANCE OF 32.24 FEET TO A 1/2" REBAR & CAP SET; THENCE, N04°20'24"W FOR A DISTANCE OF 13.03 FEET TO A 1/2" REBAR & CAP SET; THENCE, N00°57'50"E FOR A DISTANCE OF 13.05 FEET TO A 1/2" REBAR & CAP SET; THENCE N25°10'17"E A DISTANCE OF 157.01 FEET TO THE AFOREMENTIONED POINT OF BEGINNING. UNIT 3 TRACT ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING SITUATED IN THE 99TH GEORGIA MILITIA DISTRICT, WASHINGTON COUNTY, GEORGIA, SAID TRACT OR PARCEL OF LAND CONTAINING 0.928 ACRES, MORE OR LESS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT: COMMENCING AT A 1/2” REBAR & CAP SET ON THE EASTERLY RIGHT-OF-WAY OF COUNTY LINE ROAD (80’ R/W), SAID POINT BEING THE POINT OF REFERENCE AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF N:1,127,373.37, E:405,075.57. THENCE, ALONG SAID RIGHT-OF-WAY, ALONG A TIE LINE, S31°08'45"W FOR A DISTANCE OF 30.14 FEET TO A POINT; THENCE, LEAVING SAID RIGHT-OF-WAY, ALONG THE SOUTHERLY SIDE OF A 30’ ACCESS EASEMENT, S64°23'31"E FOR A DISTANCE OF 734. 57 FEET TO A POINT; THENCE, ALONG A CURVE TO THE RIGHT, SAID CURVE HAVING A CHORD BEARING OF S38°29'21"E, A CHORD DISTANCE OF 197.02 FEET, AN ARC LENGTH OF 205.73 FEET AND A RADIUS OF 202.73 FEET TO A POINT; THENCE, S10°59'29"E FOR A DISTANCE OF 201.40 FEET TO A POINT; THENCE, ALONG A CURVE TO THE LEFT, SAID CURVE HAVING A CHORD BEARING OF S37°34'26"E, A CHORD DISTANCE OF 248.90 FEET, AN ARC LENGTH OF 261.08 FEET AND A RADIUS OF 244.97 FEET TO A POINT; THENCE, S64°26'33"E FOR A DISTANCE OF 889.64 FEET TO A POINT; THENCE, LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 11.04 FEET TO A 1/2" REBAR & CAP SET ON THE FRONTAGE OF THE UNIT 4 TRACT; THENCE, ALONG SAID FRONTAGE, S64°29'47"E FOR A DISTANCE OF 80.79 FEET TO A 1/2" REBAR & CAP SET; THENCE, LEAVING SAID FRONTAGE, N25°33'27"E FOR A DISTANCE OF 10.96 FEET TO A POINT ON THE ACCESS EASEMENT; THENCE, ALONG SAID EASEMENT, S64°26'33"E FOR A DISTANCE OF 55.48 FEET TO A POINT; THENCE, LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 10.92 FEET TO A NAIL & WASHER SET ON THE FRONTAGE OF THE UNIT 3 TRACT, SAID POINT BEING THE POINT OF BEGINNING AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF N:1,126,028.46, E:406,956.00. THENCE, S64°44'43"E FOR A DISTANCE OF 66.52 FEET TO A NAIL & WASHER SET; THENCE, LEAVING SAID FRONTAGE, S25°40'01"W FOR A DISTANCE OF 156.61 FEET TO A 1/2" REBAR & CAP SET; THENCE, S09°11'56"E FOR A DISTANCE OF 71.46 FEET TO A 1/2" REBAR & CAP SET; THENCE, S15°57'08"W FOR A DISTANCE OF 106.00 FEET TO A 1/2" REBAR & CAP SET; THENCE, S25°13'36"W FOR A DISTANCE OF 63.41 FEET TO A 1/2" REBAR & CAP SET; THENCE, S11°45'26"W FOR A DISTANCE OF 20.02 FEET TO A 1/2" REBAR & CAP SET; THENCE, S11°07'17"E FOR A DISTANCE OF 14.71 FEET TO A 1/2" REBAR & CAP SET; THENCE, S25°30'50"W FOR A DISTANCE OF 23.75 FEET TO A 1/2" REBAR & CAP SET; THENCE, N64°29'43"W FOR A DISTANCE OF 119.62 FEET TO A 1/2" REBAR & CAP SET; THENCE, N24°57'05"E FOR A DISTANCE OF 5.62 FEET TO A 1/2" REBAR & CAP SET; THENCE, ALONG A CURVE TO THE LEFT, SAID CURVE HAVING A CHORD BEARING OF N13°02'27"E, A CHORD DISTANCE OF 30.35 FEET, AN ARC LENGTH OF 30.65 FEET AND A RADIUS OF 62.27 FEET TO A 1/2" REBAR & CAP SET; THENCE, ALONG A CURVE TO THE RIGHT, SAID CURVE HAVING A CHORD BEARING OF N09°54'32"E, A CHORD DISTANCE OF 26.25 FEET, AN ARC DISTANCE OF 26.47 FEET AND A RADIUS OF 58.46 FEET TO A 1/2" REBAR & CAP SET; THENCE, N25°21'15"E FOR A DISTANCE OF 57.97 FEET TO A 1/2" REBAR & CAP SET; THENCE, N12°45'47"E FOR A DISTANCE OF 89.61 FEET TO A 1/2" REBAR & CAP SET; THENCE, S60°38'28"E FOR A DISTANCE OF 24.35 FEET TO A 1/2" REBAR & CAP SET; THENCE, S24°52'22"W FOR A DISTANCE OF 18.00 FEET TO A 1/2" REBAR & CAP SET; THENCE, S65°07'38"E FOR A DISTANCE OF 20.00 FEET TO A 1/2" REBAR & CAP SET;

A-3 THENCE, N24°52'22"E FOR A DISTANCE OF 48.00 FEET TO A 1/2" REBAR & CAP SET; THENCE, N14°15'11"W FOR A DISTANCE OF 45.49 FEET TO A 1/2" REBAR & CAP SET; THENCE N25°33'06"E A DISTANCE OF 168.56 FEET TO THE AFOREMENTIONED POINT OF BEGINNING. TENANTS IN COMMON PROPERTY PARCEL A ALL THAT CERTAIN TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN THE 99TH DISTRICT, G.M., WASHINGTON COUNTY, GEORGIA, CONTAINING 2.00 ACRES, MORE OR LESS, AS SHOWN BY PLAT OF SURVEY IDENTIFIED AS THE TIGER CREEK PIPELINE PROJECT, BOUNDARY SURVEY OF ACCESS ROAD, CERTIFIED BY RANDY L. STEPHENS, GEORGIA REGISTERED LAND SURVEYOR NUMBER 2876 OF CHARLEY FOSTER AND ASSOCIATES, INC., DATED MARCH 21, 2002, A COPY OF WHICH IS OF RECORD IN PLAT BOOK 1-U, PAGE 297, WASHINGTON COUNTY SUPERIOR COURT RECORDS, SAID PLAT AND THE RECORD THEREOF ARE BY THIS REFERENCE MADE A PART HEREOF IN AID OF THIS DESCRIPTION. PARCEL B ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN G.M.D 99, WASHINGTON COUNTY, GEORGIA, AS SHOWN AS TRACTS 1 AND 2 ON THAT SURVEY FOR L G & E POWER TIGER CREEK LLC, ITS SUCCESSORS AND ASSIGNS, DODSON & FELDMAN, LLP, AND CHICAGO TITLE INSURANCE COMPANY BY CORNERSTONE LAND SURVEYING, JAMES R. SMITH, GEORGIA REGISTERED LAND SURVEYOR NO. 2407, DATED AUGUST 30, 2000, LAST REVISED DECEMBER 28, 2000, RECORDED AT PLAT BOOK 1-U, PAGE 241, WASHINGTON COUNTY, GEORGIA RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: TRACT 1 BEGIN AT THE INTERSECTION OF THE SOUTHEASTERN RIGHT-OF-WAY OF COUNTY LINE ROAD (80 FOOT RIGHT-OF-WAY) AND THE CENTERLINE OF KING CREEK, SAID POINT BEING SOUTH 37 DEGREES 28 MINUTES 31 SECONDS WEST AS MEASURED ALONG SAID RIGHT-OF-WAY A DISTANCE OF 1122.94 FEET FROM A 60 PENNY NAIL LOCATED AT THE INTERSECTION OF SAID RIGHT-OF-WAY WITH THE SOUTHWESTERN RIGHT-OF-WAY OF THOMPSON ROAD, A COUNTY DIRT ROAD; LEAVING SAID RIGHT-OF-WAY OF COUNTY LINE ROAD, THENCE ALONG THE CENTERLINE OF SAID KING CREEK (SAID CENTERLINE BEING THE PROPERTY LINE) THE SAME LINE ALSO BEING THE BOUNDARY OF PROPERTY NOW OR FORMERLY OWNED BY CONTINENTAL MINERAL SALES, THE FOLLOWING CALLS AND DISTANCES: SOUTH 11 DEGREES 40 MINUTES 20 SECONDS EAST A DISTANCE OF 80.40 FEET TO A POINT; SOUTH 42 DEGREES 48 MINUTES 03 SECONDS EAST A DISTANCE OF 216.25 FEET; SOUTH 53 DEGREES 40 MINUTES 55 SECONDS EAST A DISTANCE OF 264.00 FEET TO A POINT; SOUTH 78 DEGREES 59 MINUTES 22 SECONDS EAST A DISTANCE OF 83.01 FEET TO A POINT; SOUTH 58 DEGREES 25 MINUTES 32 SECONDS EAST A DISTANCE OF 98.49 FEET TO A POINT; SOUTH 56 DEGREES 30 MINUTES 32 SECONDS EAST A DISTANCE OF 243.09 FEET TO A POINT; SOUTH 55 DEGREES 50 MINUTES 05 SECONDS EAST A DISTANCE OF 258.80 FEET TO A POINT; SOUTH 32 DEGREES 23 MINUTES 16 SECONDS EAST A DISTANCE OF 184.89 FEET TO A POINT; SOUTH 56 DEGREES 50 MINUTES 30 SECONDS EAST A DISTANCE OF 212.97 FEET TO A POINT; SOUTH 73 DEGREES 59 MINUTES 57 SECONDS EAST A DISTANCE OF 129.40 FEET TO A POINT; SOUTH 48 DEGREES 43 MINUTES 09 SECONDS EAST A DISTANCE OF 146.95 FEET TO A POINT; SOUTH 11 DEGREES 51 MINUTES 03 SECONDS EAST A DISTANCE OF 87.91 FEET TO A POINT; SOUTH 18 DEGREES 49 MINUTES 05 SECONDS EAST A DISTANCE OF 192.55 FEET TO A POINT; SOUTH 17 DEGREES 36 MINUTES 42 SECONDS EAST A DISTANCE OF 124.28 FEET TO A POINT; SOUTH 06 DEGREES 05 MINUTES 42 SECONDS EAST A DISTANCE OF 141.71 FEET TO A POINT; SOUTH 23 DEGREES 12 MINUTES 52 SECONDS EAST A DISTANCE OF 132.11 FEET TO A POINT; SOUTH 65 DEGREES 50 MINUTES 38 SECONDS EAST A DISTANCE OF 230.77 FEET TO A POINT; NORTH 88 DEGREES 37 MINUTES 21 SECONDS EAST A DISTANCE OF 196.74 FEET TO A POINT; SOUTH 00 DEGREES 16 MINUTES 09 SECONDS WEST A

A-4 DISTANCE OF 69.30 FEET TO A POINT; SOUTH 08 DEGREES 26 MINUTES 12 SECONDS WEST A DISTANCE OF 92.56 FEET TO A POINT; SOUTH 24 DEGREES 56 MINUTES 52 SECONDS EAST A DISTANCE OF 91.27 FEET TO A POINT; SOUTH 38 DEGREES 06 MINUTES 15 SECONDS EAST A DISTANCE OF 296.89 FEET TO A POINT; SOUTH 12 DEGREES 39 MINUTES 46 SECONDS WEST A DISTANCE OF 76.67 FEET TO A POINT; SOUTH 16 DEGREES 13 MINUTES 26 SECONDS EAST A DISTANCE OF 66.70 FEET TO A POINT; SOUTH 06 DEGREES 38 MINUTES 50 SECONDS WEST A DISTANCE OF 99.05 FEET TO A POINT; SOUTH 29 DEGREES 38 MINUTES 56 SECONDS EAST A DISTANCE OF 130.46 FEET TO A POINT; SOUTH 06 DEGREES 27 MINUTES 07 SECONDS WEST A DISTANCE OF 129.35 FEET TO A POINT; SOUTH 31 DEGREES 39 MINUTES 38 SECONDS EAST A DISTANCE OF 119.49 FEET TO A POINT; SOUTH 36 DEGREES 25 MINUTES 49 SECONDS EAST A DISTANCE OF 109.69 FEET TO A POINT; SOUTH 31 DEGREES 14 MINUTES 52 SECONDS EAST A DISTANCE OF 175.90 FEET TO A POINT; SOUTH 37 DEGREES 33 MINUTES 33 SECONDS EAST A DISTANCE OF 375.93 FEET TO AN IRON PIN SET ON BOUNDARY OF PROPERTY NOW OR FORMERLY OWNED BY CONTINENTAL MINERAL SALES; LEAVING THE CENTERLINE OF SAID KING CREEK, THENCE SOUTH 48 DEGREES 30 MINUTES 29 SECONDS EAST ALONG SAID CONTINENTAL MINERAL SALES PROPERTY A DISTANCE OF 197.47 FEET TO A POINT; CONTINUING ALONG SAID CONTINENTAL MINERAL SALES PROPERTY, THENCE SOUTH 79 DEGREES 54 MINUTES 24 SECONDS EAST A DISTANCE OF 482.92 FEET TO A POINT (POINT "A") MARKED BY A BUGGY AXLE; THENCE SOUTH 16 DEGREES 02 MINUTES 22 SECONDS WEST ALONG THE BOUNDARY OF PROPERTY NOW OR FORMERLY OWNED BY TRAWICK, BENTLEY & HILL A DISTANCE OF 1553.51 FEET TO A ONE (1) INCH IRON BAR; THENCE SOUTH 82 DEGREES 38 MINUTES 42 SECONDS EAST ALONG SAID TRAWICK, BENTLEY & HILL PROPERTY A DISTANCE OF 374.83 FEET TO A POINT (MARKED BY A TRACTOR IRON); THENCE SOUTH 36 DEGREES 05 MINUTES 18 SECONDS WEST ALONG THE BOUNDARY OF PROPERTY NOW OR FORMERLY OWNED BY SAID TRAWICK, BENTLEY & HILL AND PROPERTY OF RALPH DURDEN A DISTANCE OF 1803.24 FEET TO AN AXLE; THENCE NORTH 85 DEGREES 43 MINUTES 36 SECONDS WEST ALONG SAID DURDEN PROPERTY A DISTANCE OF 1101.20 FEET TO AN IRON PIN SET AT WOOD FENCE POST; THENCE NORTH 73 DEGREES 16 MINUTES 24 SECONDS WEST A DISTANCE OF 485.74 FEET TO A POINT MARKED BY A FAT POST AT A RAILROAD IRON; THENCE NORTH 72 DEGREES 37 MINUTES 25 SECONDS WEST ALONG THE BOUNDARY OF PROPERTY NOW OR FORMERLY OWNED BY ADAMS & LADD A DISTANCE OF 1371.61 FEET TO A 1.5 INCH IRON BAR; THENCE NORTH 34 DEGREES 36 MINUTES 59 SECONDS EAST A DISTANCE OF 658.35 FEET TO A POINT (POINT "B") MARKED BY AN AXEL LOCATED TO THE CENTERLINE OF AN ABANDONED FIELD ROAD; THENCE IN A NORTHEASTERLY DIRECTION ALONG SAID CENTERLINE (THE CENTERLINE BEING THE PROPERTY LINE) THE SAME BEING THE BOUNDARY OF PROPERTY NOW OR FORMERLY OWNED BY COX WOODLANDS NORTH 32 DEGREES 17 MINUTES 45 SECONDS WEST A DISTANCE OF 100.00 FEET TO AN ANGLE IRON; NORTH 44 DEGREES 10 MINUTES 02 SECONDS WEST A DISTANCE OF 298.00 FEET TO A 2 INCH AXLE; NORTH 20 DEGREES 15 MINUTES 15 SECONDS EAST A DISTANCE OF 182.85 FEET TO A POINT; THENCE NORTH 15 DEGREES 25 MINUTES 03 SECONDS EAST A DISTANCE OF 196.02 FEET TO AN ANGLE IRON; NORTH 31 DEGREES 30 MINUTES 52 SECONDS EAST A DISTANCE OF 164.73 FEET TO A 2 INCH PIPE; NORTH 17 DEGREES 08 MINUTES 14 SECONDS EAST A DISTANCE OF 192.37 FEET TO A 2 INCH PIPE; NORTH 12 DEGREES 37 MINUTES 16 SECONDS EAST A DISTANCE OF 241.38 FEET TO A 2 INCH PIPE; NORTH 07 DEGREES 23 MINUTES 52 SECONDS EAST A DISTANCE OF 100.23 FEET TO A 2 INCH PIPE; NORTH 22 DEGREES 09 MINUTES 32 SECONDS EAST A DISTANCE OF 78.67 FEET TO A 2 INCH PIPE; NORTH 01 DEGREES 34 MINUTES 06 SECONDS EAST A DISTANCE OF 127.95 FEET TO A 2 INCH PIPE; NORTH 09 DEGREES 58 MINUTES 13 SECONDS EAST A DISTANCE OF 500.08 FEET TO AN ANGLE IRON; NORTH 09 DEGREES 47 MINUTES 22 SECONDS EAST A DISTANCE OF 392.82 FEET TO A POINT FOUND IN THE CENTERLINE OF TIGER CREEK (SAID CENTERLINE OF TIGER CREEK IS PROPERTY LINE); THENCE ALONG THE CENTERLINE OF SAID CREEK (THE CENTERLINE OF SAID CREEK BEING THE PROPERTY LINE) THE SAME BEING ALONG PROPERTY NOW OR FORMERLY OWNED BY COX WOODLANDS) THE FOLLOWING CALLS AND DISTANCES: NORTH 78 DEGREES 50 MINUTES 49 SECONDS WEST A DISTANCE OF 218.29 FEET TO A POINT; NORTH 11 DEGREES 50 MINUTES 29 SECONDS EAST A DISTANCE OF 171.18 FEET TO A POINT; NORTH 57 DEGREES 46 MINUTES 12 SECONDS WEST A DISTANCE OF 101.25 FEET TO A POINT; NORTH 07 DEGREES 54 MINUTES 03 SECONDS WEST A DISTANCE OF 181.42 FEET TO A POINT; NORTH 67 DEGREES 19 MINUTES 47 SECONDS WEST A DISTANCE OF 212.39 FEET TO A POINT; NORTH 71 DEGREES 46 MINUTES 55

A-5 SECONDS WEST A DISTANCE OF 103.36 FEET TO A POINT; NORTH 71 DEGREES 36 MINUTES 32 SECONDS WEST A DISTANCE OF 212.62 FEET TO A POINT; NORTH 59 DEGREES 49 MINUTES 46 SECONDS WEST A DISTANCE OF 85.90 FEET TO A POINT; NORTH 79 DEGREES 08 MINUTES 14 SECONDS WEST A DISTANCE OF 116.15 FEET TO A POINT; NORTH 82 DEGREES 22 MINUTES 29 SECONDS WEST A DISTANCE OF 204.12 FEET TO A POINT; NORTH 38 DEGREES 54 MINUTES 34 SECONDS WEST A DISTANCE OF 89.07 FEET TO A POINT LOCATED AT THE INTERSECTION OF CENTERLINE OF TIGER CREEK AND THE SOUTHEASTERN RIGHT-OF-WAY OF COUNTY LINE ROAD (80 FOOT RIGHT-OF-WAY); LEAVING SAID CENTERLINE OF TIGER CREEK, THENCE IN NORTHEASTERLY DIRECTION ALONG THE SOUTHEASTERN RIGHT-OF-WAY OF COUNTY LINE ROAD ALONG AN ARC OF A CURVE TO THE RIGHT AN ARC DISTANCE OF 125.31 FEET (SAID ARC BEING SUBTENDED BY A CHORD HAVING A BEARING OF NORTH 25 DEGREES 41 MINUTES 18 SECONDS EAST, A RADIUS OF 1952.24 FEET AND A LENGTH OF 125.28 FEET) TO A POINT; CONTINUING, ALONG SAID SOUTHEASTERN RIGHT-OF-WAY, THENCE NORTH 23 DEGREES 18 MINUTES 00 SECONDS EAST A DISTANCE OF 994.41 FEET TO A POINT; THENCE IN A NORTHEASTERLY DIRECTION ALONG SAID SOUTHEASTERN RIGHT-OF-WAY ALONG AN ARC OF A CURVE TO THE RIGHT AN ARC DISTANCE OF 367.80 FEET (SAID ARC BEING SUBTENDED BY A CHORD HAVING A BEARING OF NORTH 27 DEGREES 13 MINUTES 33 SECONDS EAST, A RADIUS OF 2824.31 FEET AND A LENGTH OF 367.54 FEET) TO A POINT; CONTINUING ALONG SAID SOUTHEASTERN RIGHT-OF-WAY, THENCE NORTH 31 DEGREES 08 MINUTES 22 SECONDS EAST A DISTANCE OF 935.13 FEET TO A POINT; THENCE IN A NORTHEASTERLY DIRECTION ALONG SAID SOUTHEASTERN RIGHT-OF-WAY ALONG AN ARC OF A CURVE TO THE RIGHT AN ARC DISTANCE OF 217.46 FEET (SAID ARC BEING SUBTENDED BY A CHORD HAVING A BEARING OF NORTH 33 DEGREES 14 MINUTES 57 SECONDS EAST, A RADIUS OF 2824.47 FEET AND A LENGTH OF 217.40 FEET) TO A POINT AT THE INTERSECTION OF THE SOUTHEASTERN RIGHT-OF-WAY OF COUNTY LINE ROAD AND THE CENTERLINE OF KING CREEK, SAID POINT BEING THE POINT OF BEGINNING. SAID TRACT 1 CONTAINS 403.978 ACRES, MORE OR LESS. TRACT 2 TO FIND THE TRUE POINT OF BEGINNING, BEGIN AT THE INTERSECTION OF THE NORTHWESTERN RIGHT-OF-WAY OF COUNTY LINE ROAD (80 FOOT RIGHT-OF-WAY) AND THE WESTERN RIGHT-OF- WAY OF THOMPSON ROAD, A COUNTY DIRT ROAD, THENCE SOUTH 33 DEGREES 43 MINUTES 32 SECONDS WEST ALONG SAID NORTHWESTERN RIGHT-OF-WAY OF COUNTY LINE ROAD A DISTANCE OF 3013.2 FEET TO A ONE HALF INCH REBAR SET AT THE INTERSECTION OF SAID NORTHWESTERN RIGHT-OF WAY OF COUNTY LINE ROAD AND THE CENTERLINE OF OLD COUNTY LINE ROAD (ABANDONED COUNTY DIRT ROAD), SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 23 DEGREES 18 MINUTES 00 SECONDS WEST ALONG SAID NORTHWESTERN RIGHT-OF-WAY OF COUNTY LINE ROAD A DISTANCE OF 110.00 FEET TO A ONE HALF INCH REBAR SET; LEAVING SAID RIGHT-OF WAY, THENCE NORTH 14 DEGREES 34 MINUTES 06 SECONDS EAST A DISTANCE OF 61.53 FEET TO A POINT LOCATED ON THE CENTERLINE OF OLD COUNTY LINE ROAD (ABANDONED COUNTY DIRT ROAD); THENCE NORTH 34 DEGREES 03 MINUTES 10 SECONDS EAST ALONG SAID CENTERLINE (SAID CENTERLINE BEING THE PROPERTY LINE), A DISTANCE OF 50.06 FEET TO A ONE HALF INCH REBAR SET AT THE INTERSECTION OF CENTERLINE OF OLD COUNTY LINE ROAD (ABANDONED) AND THE NORTHWESTERN RIGHT-OF- WAY OF PAVED COUNTY LINE ROAD, SAID POINT BEING THE TRUE POINT OF BEGINNING. SAID TRACT 2 CONTAINS 0.012 ACRES, MORE OR LESS. LESS AND EXCEPT UNITS 1, 2, 3, AND 4: UNIT 1 TRACT ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING SITUATED IN THE 99TH GEORGIA MILITIA DISTRICT, WASHINGTON COUNTY, GEORGIA, SAID TRACT OR PARCEL OF LAND

A-6 CONTAINING 0.990 ACRES, MORE OR LESS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT: COMMENCING AT A 1/2” REBAR & CAP SET ON THE EASTERLY RIGHT-OF-WAY OF COUNTY LINE ROAD (80’ R/W), SAID POINT BEING THE POINT OF REFERENCE AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF N:1,127,373.37, E:405,075.57. THENCE, ALONG SAID RIGHT-OF-WAY, ALONG A TIE LINE, S31°08'45"W FOR A DISTANCE OF 30.14 FEET TO A POINT; THENCE, LEAVING SAID RIGHT-OF-WAY, ALONG THE SOUTHERLY SIDE OF A 30’ ACCESS EASEMENT, S64°23'31"E FOR A DISTANCE OF 734.57 FEET TO A POINT; THENCE, ALONG A CURVE TO THE RIGHT, SAID CURVE HAVING A CHORD BEARING OF S38°29'21"E, A CHORD DISTANCE OF 197.02 FEET, AN ARC LENGTH OF 205.73 FEET AND A RADIUS OF 202.73 FEET TO A POINT; THENCE, S10°59'29"E FOR A DISTANCE OF 201.40 FEET TO A POINT; THENCE, ALONG A CURVE TO THE LEFT, SAID CURVE HAVING A CHORD BEARING OF S37°34'26"E, A CHORD DISTANCE OF 248.90 FEET, AN ARC LENGTH OF 261.08 FEET AND A RADIUS OF 244.97 FEET TO A POINT; THENCE, S64°26'33"E FOR A DISTANCE OF 889.64 FEET TO A POINT; THENCE, LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 11.04 FEET TO A 1/2" REBAR & CAP SET ON THE FRONTAGE OF THE UNIT 4 TRACT; THENCE, ALONG SAID FRONTAGE, S64°29'47"E FOR A DISTANCE OF 80.79 FEET TO A 1/2" REBAR & CAP SET; THENCE, LEAVING SAID FRONTAGE, N25°33'27"E FOR A DISTANCE OF 10.96 FEET TO A POINT ON THE ACCESS EASEMENT; THENCE, ALONG SAID EASEMENT, S64°26'33"E FOR A DISTANCE OF 55.48 FEET TO A POINT; THENCE, LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 10.92 FEET TO A NAIL & WASHER SET ON THE FRONTAGE OF THE UNIT 3 TRACT; THENCE, ALONG SAID FRONTAGE, S64°44'43"E FOR A DISTANCE OF 66.52 FEET TO A NAIL & WASHER SET; THENCE, LEAVING SAID FRONTAGE, N25°33'27"E FOR A DISTANCE OF 10.57 FEET TO A POINT ON THE ACCESS EASEMENT; THENCE, ALONG SAID EASEMENT, S64°26'33"E FOR A DISTANCE OF 135.52 FEET TO A POINT; THENCE LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 10.34 FEET TO A 1/2” REBAR & CAP SET ON THE FRONTAGE OF THE UNIT 2 TRACT; THENCE, ALONG SAID FRONTAGE, S64°28'44"E FOR A DISTANCE OF 67.95 FEET TO A NAIL & WASHER SET; THENCE, LEAVING SAID FRONTAGE, N25°33'27"E FOR A DISTANCE OF 10.30 FEET TO A POINT ON THE ACCESS EASEMENT; THENCE, ALONG SAID EASEMENT, S64°26'33"E FOR A DISTANCE OF 56.34 FEET TO A POINT ON THE ACCESS EASEMENT; THENCE, LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 10.61 FEET TO A NAIL & WASHER SET, SAID POINT BEING THE POINT OF BEGINNING AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF N:1,125,887.96, E:407,250.54 THENCE, ALONG SAID FRONTAGE, S64°29'27"E FOR A DISTANCE OF 79.83 FEET TO A 1/2" REBAR & CAP SET; THENCE, LEAVING SAID FRONTAGE, S25°31'57"W FOR A DISTANCE OF 168.60 FEET TO A 1/2" REBAR & CAP SET; THENCE, S04°09'02"E FOR A DISTANCE OF 54.25 FEET TO A 1/2" REBAR & CAP SET; THENCE, S15°27'05"W FOR A DISTANCE OF 106.09 FEET TO A 1/2" REBAR & CAP SET; THENCE, S23°44'03"W FOR A DISTANCE OF 60.44 FEET TO NAIL & WASHER SET; THENCE, ALONG A CURVE TO THE LEFT, SAID CURVE HAVING A CHORD BEARING OF S14°21'06"W, A CHORD DISTANCE OF 25.61 FEET, AN ARC LENGTH OF 25.83 FEET AND A RADIUS OF 57.14 FEET TO NAIL & WASHER SET; THENCE, S05°59'53"W FOR A DISTANCE OF 16.69 FEET TO A NAIL & WASHER SET; THENCE, S22°36'13"W FOR A DISTANCE OF 16.57 FEET TO A NAIL & WASHER SET; THENCE, N64°29'43"W FOR A DISTANCE OF 121.99 FEET TO A NAIL & WASHER SET; THENCE, N20°48'12"E FOR A DISTANCE OF 10.84 FEET TO A NAIL & WASHER SET; THENCE, N14°36'15"E FOR A DISTANCE OF 19.85 FEET TO A NAIL & WASHER SET; THENCE, N07°27'27"E FOR A DISTANCE OF 15.37 FEET TO A NAIL & WASHER SET; THENCE, N13°29'24"E FOR A DISTANCE OF 9.57 FEET TO A NAIL & WASHER SET; THENCE, N21°15'04"E FOR A DISTANCE OF 12.93 FEET TO A NAIL & WASHER SET; THENCE, N25°19'36" E FOR A DISTANCE OF 50.88 FEET TO A 1/2" REBAR & CAP SET; THENCE, N13°02'41"E FOR A DISTANCE OF 89.41 FEET TO A 1/2" REBAR & CAP SET; THENCE, S60°01'15"E FOR A DISTANCE OF 24.86 FEET TO A 1/2" REBAR & CAP SET; THENCE, S25°21'01"W FOR A DISTANCE OF 18.00 FEET TO A 1/2" REBAR & CAP SET; THENCE, S64°38'59"E FOR A DISTANCE OF 20.00 FEET TO A 1/2" REBAR & CAP SET; THENCE, N25°21'01"E FOR A DISTANCE OF 48.00 FEET TO A 1/2" REBAR & CAP SET; THENCE, N14°31'46"W FOR A DISTANCE OF 46.95 FEET TO A 1/2" REBAR & CAP SET; THENCE, N25°49'51"E A DISTANCE OF 168.61 FEET TO THE AFOREMENTIONED POINT OF BEGINNING.

A-7 UNIT 2 TRACT ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING SITUATED IN THE 99TH GEORGIA MILITIA DISTRICT, WASHINGTON COUNTY, GEORGIA, SAID TRACT OR PARCEL OF LAND CONTAINING 1.009 ACRES, MORE OR LESS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT: COMMENCING AT A 1/2” REBAR & CAP SET ON THE EASTERLY RIGHT-OF-WAY OF COUNTY LINE ROAD (80’ R/W), SAID POINT BEING THE POINT OF REFERENCE AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF N:1,127,373.37, E:405,075.57. THENCE, ALONG SAID RIGHT-OF-WAY, ALONG A TIE LINE, S31°08'45"W FOR A DISTANCE OF 30.14 FEET TO A POINT; THENCE, LEAVING SAID RIGHT-OF-WAY, ALONG THE SOUTHERLY SIDE OF A 30’ ACCESS EASEMENT, S64°23'31"E FOR A DISTANCE OF 734.57 FEET TO A POINT; THENCE, ALONG A CURVE TO THE RIGHT, SAID CURVE HAVING A CHORD BEARING OF S38°29'21"E, A CHORD DISTANCE OF 197.02 FEET, AN ARC LENGTH OF 205.73 FEET AND A RADIUS OF 202.73 FEET TO A POINT; THENCE, S10°59'29"E FOR A DISTANCE OF 201.40 FEET TO A POINT; THENCE, ALONG A CURVE TO THE LEFT, SAID CURVE HAVING A CHORD BEARING OF S37°34'26"E, A CHORD DISTANCE OF 248.90 FEET, AN ARC LENGTH OF 261.08 FEET AND A RADIUS OF 244.97 FEET TO A POINT; THENCE, S64°26'33"E FOR A DISTANCE OF 889.64 FEET TO A POINT; THENCE, LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 11.04 FEET TO A 1/2" REBAR & CAP SET ON THE FRONTAGE OF THE UNIT 4 TRACT; THENCE, ALONG SAID FRONTAGE, S64°29'47"E FOR A DISTANCE OF 80.79 FEET TO A 1/2" REBAR & CAP SET; THENCE, LEAVING SAID FRONTAGE, N25°33'27"E FOR A DISTANCE OF 10.96 FEET TO A POINT ON THE ACCESS EASEMENT; THENCE, ALONG SAID EASEMENT, S64°26'33"E FOR A DISTANCE OF 55.48 FEET TO A POINT; THENCE, LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 10.92 FEET TO A NAIL & WASHER SET ON THE FRONTAGE OF THE UNIT 3 TRACT; THENCE, ALONG SAID FRONTAGE, S64°44'43"E FOR A DISTANCE OF 66.52 FEET TO A NAIL & WASHER SET; THENCE, LEAVING SAID FRONTAGE, N25°33'27"E FOR A DISTANCE OF 10.57 FEET TO A POINT ON THE ACCESS EASEMENT; THENCE, ALONG SAID EASEMENT, S64°26'33"E FOR A DISTANCE OF 135.52 FEET TO A POINT; THENCE LEAVING SAID ACCESS EASEMENT, S25°33'27"W A DISTANCE OF 10.34 FEET TO A 1/2” REBAR & CAP SET ON THE FRONTAGE OF THE UNIT 2 TRACT, SAID POINT BEING THE POINT OF BEGINNING AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF N:1,125,941.82, E:407,138.52 THENCE, ALONG SAID FRONTAGE, S64°28'44"E FOR A DISTANCE OF 67.95 FEET TO A NAIL & WASHER SET; THENCE, LEAVING SAID FRONTAGE, S25°26'39"W FOR A DISTANCE OF 168.99 FEET TO A 1/2" REBAR & CAP SET. THENCE, S04°13'00"E FOR A DISTANCE OF 53.88 FEET TO A 1/2" REBAR & CAP SET; THENCE, S15°58'51"W FOR A DISTANCE OF 106.00 FEET TO A 1/2" REBAR & CAP SET; THENCE, S25°06'44"W FOR A DISTANCE OF 55.16 FEET TO A NAIL & WASHER SET; THENCE, S20°13'33"W FOR A DISTANCE OF 16.09 FEET TO A 1/2" REBAR & CAP SET; THENCE, S08°01'45"W FOR A DISTANCE OF 14.50 FEET TO A NAIL & WASHER SET; THENCE, S11°08'19"W FOR A DISTANCE OF 22.64 FEET TO A NAIL & WASHER SET; THENCE, S19°54'30"W FOR A DISTANCE OF 11.17 FEET TO A NAIL & WASHER SET; THENCE, N64°29'43"W FOR A DISTANCE OF 147.59 FEET TO A 1/2" REBAR & CAP SET; THENCE, N25°15'36"E FOR A DISTANCE OF 205.63 FEET TO A 1/2" REBAR & CAP SET; THENCE, N85°57'15"E FOR A DISTANCE OF 41.29 FEET TO A 1/2" REBAR & CAP SET; THENCE, N25°36'10"E FOR A DISTANCE OF 32.24 FEET TO A 1/2" REBAR & CAP SET; THENCE, N04°20'24"W FOR A DISTANCE OF 13.03 FEET TO A 1/2" REBAR & CAP SET; THENCE, N00°57'50"E FOR A DISTANCE OF 13.05 FEET TO A 1/2" REBAR & CAP SET; THENCE N25°10'17"E A DISTANCE OF 157.01 FEET TO THE AFOREMENTIONED POINT OF BEGINNING. UNIT 3 TRACT ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING SITUATED IN THE 99TH GEORGIA MILITIA DISTRICT, WASHINGTON COUNTY, GEORGIA, SAID TRACT OR PARCEL OF LAND

A-8 CONTAINING 0.928 ACRES, MORE OR LESS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT: COMMENCING AT A 1/2” REBAR & CAP SET ON THE EASTERLY RIGHT-OF-WAY OF COUNTY LINE ROAD (80’ R/W), SAID POINT BEING THE POINT OF REFERENCE AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF N:1,127,373.37, E:405,075.57. THENCE, ALONG SAID RIGHT-OF-WAY, ALONG A TIE LINE, S31°08'45"W FOR A DISTANCE OF 30.14 FEET TO A POINT; THENCE, LEAVING SAID RIGHT-OF-WAY, ALONG THE SOUTHERLY SIDE OF A 30’ ACCESS EASEMENT, S64°23'31"E FOR A DISTANCE OF 734. 57 FEET TO A POINT; THENCE, ALONG A CURVE TO THE RIGHT, SAID CURVE HAVING A CHORD BEARING OF S38°29'21"E, A CHORD DISTANCE OF 197.02 FEET, AN ARC LENGTH OF 205.73 FEET AND A RADIUS OF 202.73 FEET TO A POINT; THENCE, S10°59'29"E FOR A DISTANCE OF 201.40 FEET TO A POINT; THENCE, ALONG A CURVE TO THE LEFT, SAID CURVE HAVING A CHORD BEARING OF S37°34'26"E, A CHORD DISTANCE OF 248.90 FEET, AN ARC LENGTH OF 261.08 FEET AND A RADIUS OF 244.97 FEET TO A POINT; THENCE, S64°26'33"E FOR A DISTANCE OF 889.64 FEET TO A POINT; THENCE, LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 11.04 FEET TO A 1/2" REBAR & CAP SET ON THE FRONTAGE OF THE UNIT 4 TRACT; THENCE, ALONG SAID FRONTAGE, S64°29'47"E FOR A DISTANCE OF 80.79 FEET TO A 1/2" REBAR & CAP SET; THENCE, LEAVING SAID FRONTAGE, N25°33'27"E FOR A DISTANCE OF 10.96 FEET TO A POINT ON THE ACCESS EASEMENT; THENCE, ALONG SAID EASEMENT, S64°26'33"E FOR A DISTANCE OF 55.48 FEET TO A POINT; THENCE, LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 10.92 FEET TO A NAIL & WASHER SET ON THE FRONTAGE OF THE UNIT 3 TRACT, SAID POINT BEING THE POINT OF BEGINNING AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF N:1,126,028.46, E:406,956.00. THENCE, S64°44'43"E FOR A DISTANCE OF 66.52 FEET TO A NAIL & WASHER SET; THENCE, LEAVING SAID FRONTAGE, S25°40'01"W FOR A DISTANCE OF 156.61 FEET TO A 1/2" REBAR & CAP SET; THENCE, S09°11'56"E FOR A DISTANCE OF 71.46 FEET TO A 1/2" REBAR & CAP SET; THENCE, S15°57'08"W FOR A DISTANCE OF 106.00 FEET TO A 1/2" REBAR & CAP SET; THENCE, S25°13'36"W FOR A DISTANCE OF 63.41 FEET TO A 1/2" REBAR & CAP SET; THENCE, S11°45'26"W FOR A DISTANCE OF 20.02 FEET TO A 1/2" REBAR & CAP SET; THENCE, S11°07'17"E FOR A DISTANCE OF 14.71 FEET TO A 1/2" REBAR & CAP SET; THENCE, S25°30'50"W FOR A DISTANCE OF 23.75 FEET TO A 1/2" REBAR & CAP SET; THENCE, N64°29'43"W FOR A DISTANCE OF 119.62 FEET TO A 1/2" REBAR & CAP SET; THENCE, N24°57'05"E FOR A DISTANCE OF 5.62 FEET TO A 1/2" REBAR & CAP SET; THENCE, ALONG A CURVE TO THE LEFT, SAID CURVE HAVING A CHORD BEARING OF N13°02'27"E, A CHORD DISTANCE OF 30.35 FEET, AN ARC LENGTH OF 30.65 FEET AND A RADIUS OF 62.27 FEET TO A 1/2" REBAR & CAP SET; THENCE, ALONG A CURVE TO THE RIGHT, SAID CURVE HAVING A CHORD BEARING OF N09°54'32"E, A CHORD DISTANCE OF 26.25 FEET, AN ARC DISTANCE OF 26.47 FEET AND A RADIUS OF 58.46 FEET TO A 1/2" REBAR & CAP SET; THENCE, N25°21'15"E FOR A DISTANCE OF 57.97 FEET TO A 1/2" REBAR & CAP SET; THENCE, N12°45'47"E FOR A DISTANCE OF 89.61 FEET TO A 1/2" REBAR & CAP SET; THENCE, S60°38'28"E FOR A DISTANCE OF 24.35 FEET TO A 1/2" REBAR & CAP SET; THENCE, S24°52'22"W FOR A DISTANCE OF 18.00 FEET TO A 1/2" REBAR & CAP SET; THENCE, S65°07'38"E FOR A DISTANCE OF 20.00 FEET TO A 1/2" REBAR & CAP SET; THENCE, N24°52'22"E FOR A DISTANCE OF 48.00 FEET TO A 1/2" REBAR & CAP SET; THENCE, N14°15'11"W FOR A DISTANCE OF 45.49 FEET TO A 1/2" REBAR & CAP SET; THENCE N25°33'06"E A DISTANCE OF 168.56 FEET TO THE AFOREMENTIONED POINT OF BEGINNING. UNIT 4 TRACT ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING SITUATED IN THE 99TH GEORGIA MILITIA DISTRICT, WASHINGTON COUNTY, GEORGIA, SAID TRACT OR PARCEL OF LAND CONTAINING 1.130 ACRES, MORE OR LESS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT:

A-9 COMMENCING AT A 1/2” REBAR & CAP SET ON THE EASTERLY RIGHT-OF-WAY OF COUNTY LINE ROAD (80’ R/W), SAID POINT BEING THE POINT OF REFERENCE AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF N:1,127,373.37, E:405,075.57. THENCE, ALONG SAID RIGHT-OF-WAY, ALONG A TIE LINE, S31°08'45"W FOR A DISTANCE OF 30.14 FEET TO A POINT; THENCE, LEAVING SAID RIGHT-OF-WAY, ALONG THE SOUTHERLY SIDE OF A 30’ ACCESS EASEMENT, S64°23'31"E FOR A DISTANCE OF 734.57 FEET TO A POINT; THENCE, ALONG A CURVE TO THE RIGHT, SAID CURVE HAVING A CHORD BEARING OF S38°29'21"E, A CHORD DISTANCE OF 197.02 FEET, AN ARC LENGTH OF 205.73 FEET AND A RADIUS OF 202.73 FEET TO A POINT; THENCE, S10°59'29"E FOR A DISTANCE OF 201.40 FEET TO A POINT; THENCE, ALONG A CURVE TO THE LEFT, SAID CURVE HAVING A CHORD BEARING OF S37°34'26"E, A CHORD DISTANCE OF 248.90 FEET, AN ARC LENGTH OF 261.08 FEET AND A RADIUS OF 244.97 FEET TO A POINT; THENCE, S64°26'33"E FOR A DISTANCE OF 889.64 FEET TO A POINT; THENCE, LEAVING SAID ACCESS EASEMENT, S25°33'27"W FOR A DISTANCE OF 11.04 FEET TO A 1/2" REBAR & CAP SET ON THE FRONTAGE OF THE UNIT 4 TRACT; SAID POINT BEING THE POINT OF BEGINNING AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF N:1,126,087.14, E:406,833.01 THENCE, ALONG SAID FRONTAGE, S64°29'47"E FOR A DISTANCE OF 80.79 FEET TO A 1/2” REBAR & CAP SET; THENCE, LEAVING SAID FRONTAGE, S25°29'55"W FOR A DISTANCE OF 167.82 FEET TO A 1/2” REBAR & CAP SET; THENCE, S03°41'31"E FOR A DISTANCE OF 53.60 FEET TO A 1/2” REBAR & CAP SET; THENCE, S15°45'17"W FOR A DISTANCE OF 106.42 FEET TO A 1/2” REBAR & CAP SET; THENCE, S24°47'02"W FOR A DISTANCE OF 56.92 FEET TO A NAIL & WASHER SET; THENCE, ALONG A CURVE TO THE LEFT, SAID CURVE HAVING A CHORD BEARING OF S15°16'18"W, A CHORD DISTANCE OF 24.83 FEET, AN ARC LENGTH OF 25.08 FEET AND A RADIUS OF 51.24 FEET TO A NAIL & WASHER SET; THENCE, S01°29'24"W FOR A DISTANCE OF 14.15 FEET TO A 1/2” REBAR & CAP SET; THENCE, ALONG A CURVE TO THE RIGHT, SAID CURVE HAVING A CHORD BEARING OF S16°36'36"W, A CHORD DISTANCE OF 21.79 FEET, AN ARC LENGTH OF 21.93 FEET AND A RADIUS OF 54.37 FEET TO A NAIL & WASHER SET; THENCE, S27°56'21"W FOR A DISTANCE OF 2.72 FEET TO A NAIL & WASHER SET; THENCE, N64°29'43"W FOR A DISTANCE OF 155.12 FEET TO A 1/2” REBAR & CAP SET; THENCE, N25°30'22"E FOR A DISTANCE OF 206.40 FEET TO A 1/2” REBAR & CAP SET; THENCE, N39°32'24"E FOR A DISTANCE OF 65.96 FEET TO A NAIL & WASHER SET; THENCE N25°30'18"E A DISTANCE OF 167.63 FEET TO THE AFOREMENTIONED POINT OF BEGINNING.

Schedule 1 RECORDING INFORMATION FOR _____________ COUNTY, GEORGIA DOCUMENT RECORDING INFORMATION DATE OF RECORDING Original Indenture First Supplemental Indenture Second Supplemental Indenture Third Supplemental Indenture Fourth Supplemental Indenture Fifth Supplemental Indenture Sixth Supplemental Indenture Seventh Supplemental Indenture Eighth Supplemental Indenture Ninth Supplemental Indenture Tenth Supplemental Indenture Eleventh Supplemental Indenture Twelfth Supplemental Indenture Thirteenth Supplemental Indenture Fourteenth Supplemental Indenture Fifteenth Supplemental Indenture Sixteenth Supplemental Indenture Seventeenth Supplemental Indenture Eighteenth Supplemental Indenture Nineteenth Supplemental Indenture Twentieth Supplemental Indenture Twenty-First Supplemental Indenture Twenty-Second Supplemental Indenture Twenty-Third Supplemental Indenture Twenty-Fourth Supplemental Indenture Twenty-Fifth Supplemental Indenture

DOCUMENT RECORDING INFORMATION DATE OF RECORDING Twenty-Sixth Supplemental Indenture Twenty-Seventh Supplemental Indenture Twenty-Eighth Supplemental Indenture Twenty-Ninth Supplemental Indenture Thirtieth Supplemental Indenture Thirty-First Supplemental Indenture Thirty-Second Supplemental Indenture Thirty-Third Supplemental Indenture Thirty-Fourth Supplemental Indenture Thirty-Fifth Supplemental Indenture Thirty-Sixth Supplemental Indenture Thirty-Seventh Supplemental Indenture Thirty-Eighth Supplemental Indenture Thirty-Ninth Supplemental Indenture Fortieth Supplemental Indenture Forty-First Supplemental Indenture Forty-Second Supplemental Indenture Forty-Third Supplemental Indenture Forty-Fourth Supplemental Indenture Forty-Fifth Supplemental Indenture Forty-Sixth Supplemental Indenture Forty-Seventh Supplemental Indenture Forty-Eighth Supplemental Indenture Forty-Ninth Supplemental Indenture Fiftieth Supplemental Indenture Fifty-First Supplemental Indenture Fifty-Second Supplemental Indenture Fifty-Third Supplemental Indenture Fifty-Fourth Supplemental Indenture Fifty-Fifth Supplemental Indenture

DOCUMENT RECORDING INFORMATION DATE OF RECORDING Fifty-Sixth Supplemental Indenture Fifty-Seventh Supplemental Indenture Fifty-Eighth Supplemental Indenture Fifty-Ninth Supplemental Indenture Sixtieth Supplemental Indenture Sixty-First Supplemental Indenture Sixty-Second Supplemental Indenture Sixty-Third Supplemental Indenture Sixty-Fourth Supplemental Indenture Sixty-Fifth Supplemental Indenture Sixty-Sixth Supplemental Indenture Sixty-Seventh Supplemental Indenture Sixty-Eighth Supplemental Indenture Sixty-Ninth Supplemental Indenture Seventieth Supplemental Indenture Seventy-First Supplemental Indenture Seventy-Second Supplemental Indenture Seventy-Third Supplemental Indenture Seventy-Fourth Supplemental Indenture Seventy-Fifth Supplemental Indenture Seventy-Sixth Supplemental Indenture Seventy-Seventh Supplemental Indenture Seventy-Eighth Supplemental Indenture Seventy-Ninth Supplemental Indenture Eightieth Supplemental Indenture Eighty-First Supplemental Indenture Eighty-Second Supplemental Indenture Eighty-Third Supplemental Indenture Eighty-Fourth Supplemental Indenture